UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 30, 2009
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
          On October 30, 2009, Wintrust Financial Corporation (“Wintrust” or the “Company”) established a $25 million revolving credit facility (the “Revolving Credit Facility”) and a $1 million term facility (the “Term Facility”), the terms of which are set forth in an Amended and Restated Credit Agreement dated as of October 30, 2008 (the “Credit Agreement”) among Wintrust, the lenders named therein, and Bank of America, N.A. (“Bank of America”), as administrative agent. The Credit Agreement replaces Wintrust’s existing credit agreement with Bank of America, N.A. (as successor by merger to LaSalle Bank National Association).
          All borrowings under the Revolving Credit Facility must be repaid by October 29, 2010. All borrowings under the Term Facility must be repaid by June 1, 2015. Borrowings under the Revolving Credit Facility may be repaid in whole or in part, subject to customary provisions regarding the notice and size of prepayments. Borrowings under the Term Facility may not be prepaid unless Wintrust has terminated the Revolving Credit Facility and prepaid all obligations thereunder and, if Bank of America is a lender under the Term Facility, Wintrust has paid or settled any obligation related to other indebtedness between Wintrust and Bank of America. As of the date hereof, Wintrust has no outstanding balance under the Revolving Credit Facility and has $1 million outstanding under the Term Facility with Bank of America. Borrowings under the Credit Agreement are available for general corporate purposes and are secured by pledges of and first priority perfected security interests in Wintrust’s equity interest in certain of its bank subsidiaries.
          Borrowings under the Credit Agreement that are considered “Base Rate Loans” will bear interest at a rate equal to the higher of (1) 450 basis points and (2) for the applicable period, the highest of (a) the federal funds rate plus 100 basis points, (b) Bank of America’s prime rate plus 50 basis points, and (c) the Eurodollar Rate (as defined below) that would be applicable for an interest period of one month plus 150 basis points. Borrowings under the Credit Agreement that are considered “Eurodollar Rate Loans” will bear interest at a rate equal to the higher of (1) the British Bankers Association’s LIBOR rate for the applicable period plus 350 basis points (the “Eurodollar Rate”) and (2) 450 basis points.
          The Credit Agreement provides for certain covenants that must be met by Wintrust and certain of its nonbank subsidiaries for so long as any amount is outstanding under the Revolving Credit Facility, including covenants related to liens, indebtedness, mergers and acquisitions, certain distributions to stockholders, investments, and certain other conventional covenants. The Credit Agreement also provides for compliance with certain financial covenants that must be met by Wintrust for so long as any amount is outstanding under the Revolving Credit Facility, including: (1) continued “well capitalized” status of each of Wintrust’s bank subsidiaries; (2) after December 31, 2009, maintenance of a Return on Assets of at least 0.25%; (3) maintenance of Tangible Equity Capital of at least $670 million; (4) on a consolidated basis, maintenance, at the end of each calendar month, of a ratio of Nonperforming Assets to Primary Capital of not more than 30%; (5) on a consolidated basis, maintenance of a Loan Loss Reserve Ratio of not less than 0.65%; (6) maintenance, as of the last day of each calendar month, of a ratio of Bank Investments to Net Worth of not more than 1.25 to 1.00; and (7) maintenance of at least $10 million, in the aggregate, in unencumbered cash, cash equivalents and available for sale securities. The Agreement provides that in the event of certain customary “events of default”, including a Change of Control of Wintrust, any borrowings under the Agreement become immediately due and payable. Capitalized terms used herein but not defined have the meanings set forth in the Credit Agreement.
          Wintrust has agreed to pay the Bank of America, as administrative agent for the lenders, a commitment fee, payable quarterly, of 0.50% of the actual daily amount by which the lenders’ commitment under the Revolving Credit Facility exceeds the amount outstanding under such facility.
          The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
          The information provided in Item 1.01 is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibits
10.1	Amended and Restated Credit Agreement, dated as of October 30, 2008 (the “Credit Agreement”) among Wintrust Financial Corporation, the lenders named therein, and Bank of America, N.A., as administrative agent

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FORWARD-LOOKING STATEMENTS
          This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities laws. Forward-looking information in this document can be identified through the use of words such as “may,” “will,” “intend,” “plan,” “project,” “expect,” “anticipate,” “should,” “would,” “believe,” “estimate,” “contemplate,” “possible,” and “point.” The forward-looking information is premised on many factors, some of which are outlined below. Wintrust intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to Wintrust’s projected growth, anticipated improvements in earnings, earnings per share and other financial performance measures, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial results of condition from expected developments or events, Wintrust’s business and growth strategies, including anticipated internal growth, plans to form additional de novo banks and to open new branch offices, and to pursue additional potential development or acquisitions of banks, wealth management entities or specialty finance businesses. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following:
•	Competitive pressures in the financial services business which may affect the pricing of Wintrust’s loan and deposit products as well as its services (including wealth management services).

•	Changes in the interest rate environment, which may influence, among other things, the growth of loans and deposits, the quality of Wintrust’s loan portfolio, the pricing of loans and deposits and interest income.

•	The extent of defaults and losses on our loan portfolio.

•	Unexpected difficulties or unanticipated developments related to Wintrust’s strategy of de novo bank formations and openings. De novo banks typically require 13 to 24 months of operations before becoming profitable, due to the impact of organizational and overhead expenses, the startup phase of generating deposits and the time lag typically involved in redeploying deposits into attractively priced loans and other higher yielding earning assets.

•	The ability of Wintrust to obtain liquidity and income from the sale of premium finance receivables in the future and the unique collection and delinquency risks associated with such loans.

•	Failure to identify and complete acquisitions in the future or unexpected difficulties or unanticipated developments related to the integration of acquired entities or assets into Wintrust.

•	Legislative or regulatory changes or actions, or significant litigation involving Wintrust.

•	Changes in general economic conditions in the markets in which Wintrust operates.

•	The ability of Wintrust to receive dividends from its subsidiaries.

•	The loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank.

•	The ability of Wintrust to attract and retain senior management experienced in the banking and financial services industries.

•	The risk that the terms of the U.S. Treasury Department’s Capital Purchase Program could change.

•	The other risk factors set forth in Wintrust’s filings with the Securities and Exchange Commission.
          Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward looking statement made by or on behalf of Wintrust. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. Wintrust undertakes no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this press release. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases.

Signature
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dykstra
David A. Dykstra
Senior Executive Vice President and Chief Operating Officer

Date: November 5, 2009

EXHIBIT INDEX
10.1	Amended and Restated Credit Agreement, dated as of October 30, 2008 (the “Credit Agreement”) among Wintrust Financial Corporation, the lenders named therein, and Bank of America, N.A., as administrative agent